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                                                                   Exhibit 10.2

                                                                  EXECUTION COPY






                                   ECONOPHONE, INC.






                        155,000 Units, each Unit consisting of
                            One 131/2% Senior Note Due 2007
               and One Warrant to Purchase 8.167 Shares of Common Stock







                                 PLACEMENT AGREEMENT






                                    June 26, 1997

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                                                                    Exhibit 10.2


                                                      June 26, 1997


Morgan Stanley & Co.
Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs:

         ECONOPHONE, INC., a New York corporation (the "Company"), proposes to issue and sell to you (the "Placement Agent") its Units (the "Units"). Each Unit consists of one 131/2% Senior Note due 2007 (collectively, the "Notes") to be issued pursuant to the provisions of an Indenture dated as of the Closing Date (as defined below) (the "Indenture") between the Company and The Bank of New York, a New York banking corporation, as Trustee (in such capacity, the "Trustee") and one Warrant (collectively, the "Warrants") entitling the holder thereof to purchase 8.167 shares (collectively, the "Warrant Shares") of Voting Common Stock, par value $.0001 per share, of the Company (collectively, the "Common Stock"), to be issued pursuant to the provisions of a Warrant Agreement dated as of the Closing Date (the "Warrant Agreement") between the Company and The Bank of New York, a New York banking corporation, as warrant agent (in such capacity, the "Warrant Agent"). The Company will pledge pursuant to a Collateral Pledge and Security Agreement to be dated as of the Closing Date (the "Pledge Agreement") among the Company and the Trustee a portion of the net proceeds from the issuance and sale of the Units as security for the payment of the first six scheduled interest payments due on the Notes.

         The Units will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

         The Placement Agent and its direct and indirect transferees will be entitled to the benefits of (i) a registration rights agreement relating to the Notes (the "Notes Registration Rights Agreement"), to be dated the Closing Date and to be substantially in the form attached hereto as Exhibit A-1 and (ii) a registration rights agreement relating to the Warrants (the "Warrants Registration Rights Agreement"), to be dated the Closing Date and to be substantially in the form attached hereto as Exhibit A-2.

         In connection with the sale of the Units, the Company has prepared a preliminary private placement memorandum (the "Preliminary Offering Memorandum") and will prepare a final private placement memorandum (the "Final Offering Memorandum" and, with the Preliminary Offering Memorandum, each an "Offering Memorandum") setting forth or including a description of the terms of the Units, the Notes, the Warrants and the Common Stock, the terms of the offering and a description of the Company and its business.

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                                          2


         1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the Placement Agent that as of the date hereof:

         (a) The Preliminary Offering Memorandum does not contain and the Final Offering Memorandum, in the form used by the Placement Agent to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Offering Memorandum based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein.

         (b) The Company has been duly incorporated, is validly subsisting under the laws of the State of New York, has the corporate power and authority to own its property and to conduct its business as described in each Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (c) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (d) This Agreement has been duly authorized, executed and delivered by the Company.

         (e) Each of the Notes has been duly authorized and, when executed, authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Placement Agent in accordance with the terms of this Agreement, will (x) be a valid and binding obligation of the Company enforceable in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally,
    (B) rights of acceleration, if applicable, and the availability of equitable

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                                          3

    remedies may be limited by equitable principles of general applicability and (C) that provisions of the Notes requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee and payment of liquidated damages may be unenforceable under principles of public policy and (y) be entitled to the benefits of the Indenture and the Notes Registration Rights Agreement.

         (f) Each of the Warrants has been duly authorized and, when executed, countersigned by the Warrant Agent in accordance with the terms of the Warrant Agreement and delivered to and paid for by the Placement Agent in accordance with the terms of this Agreement, will (x) be a valid and binding obligation of the Company enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) be entitled to the benefits of the Warrant Agreement and the Warrants Registration Rights Agreement.

         (g) The Warrant Shares have been duly authorized and reserved for issuance upon the exercise of the Warrants and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights or taxes, liens, charges and security interests.

         (h) Each of the Indenture, the Pledge Agreement and the Notes Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company and each other party thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms except (w) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (x) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability, (y) that provisions of the Indenture requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee and payment of liquidated damages may be unenforceable under principles of public policy and (z) rights to indemnification and contribution may be limited by public policy.

         (i) Each of the Warrant Agreement and the Warrants Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company and each other party thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms except
    (w) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (x) rights of acceleration, if

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                                          4


    applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability, (y) provisions of the Warrant Agreement requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Warrant Agent and payment of liquidated damages may be unenforceable under principles of public policy and (z) rights to indemnification and contribution may be limited by public policy.

         (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Warrant Agreement, the Pledge Agreement, the Notes Registration Rights Agreement, the Warrants Registration Rights Agreement, the Notes and the Warrants (collectively, the "Transaction Documents"), the issuance and sale and delivery in the manner contemplated by the Offering Memorandum of the Units, Notes and Warrants and the issuance of the Warrant Shares upon exercise of the Warrants will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents, except, (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Units, the Notes or the Warrants or the issuance of the Warrant Shares upon exercise of the Warrants or (y) such as may be required under any federal or state securities law in connection with the performance by the Company of its obligations under the Notes Registration Rights Agreement or the Warrants Registration Rights Agreement.

         (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Offering Memorandum. Furthermore, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in or contemplated by the Final Offering Memorandum in respect of the business of the Company described therein.

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                                          5


         (l) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Offering Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under any of the Transaction Documents or to consummate the transactions contemplated by the Final Offering Memorandum.

         (m) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent (except, in the case of clause (ii) below in connection with the offering of the Units, the Notes and the Warrants, the Placement Agent or any person acting on its behalf),
    (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Units, the Notes or the Warrants in a manner that would require the registration under the Securities Act of the Units, the Notes or the Warrants or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Units, the Notes or the Warrants (as those terms are used in Regulation D under the Securities Act) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (n) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (o) It is not necessary in connection with the offer, sale and delivery of the Units to the Placement Agent in the manner contemplated by this Agreement to register the Units, the Notes or the Warrants under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

         (p) The Company and its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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                                          6


         (q) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agent and any person acting on its behalf) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Units, the Notes or the Warrants and the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agent and any person acting on its behalf) have complied with the offering restrictions requirement of Regulation S with respect to the offering of the Units, Notes and Warrants.

         (r) The Company and its subsidiaries have good title to all properties and assets owned by them and have good leasehold interest in each property and asset leased by them, in each case free and clear of all pledges, liens, encumbrances, security interests, charges, mortgages and defects, except (i) such as are described or referred to in each Offering Memorandum and the financial statements and notes thereto contained therein, (ii) such as do not materially affect the value of such property or asset, (iii) such as do not interfere with the use made and proposed to be made of such properties or assets by the Company or its subsidiaries, as the case may be or (iv) such as do not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (s) The Company and its subsidiaries have filed all foreign and U.S. federal and state income and franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been asserted against the Company or any of its subsidiaries; all material tax liabilities of the Company and its subsidiaries are adequately provided for on the books of the Company or its subsidiaries, as the case may be.

         (t) The Company and its subsidiaries own or possess all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         (u) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by each Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of

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                                          7


    any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         (v) Except as set forth in each Offering Memorandum (including, without limitation, in the section thereof entitled "Business - Regulation"), the Company and its subsidiaries have all necessary permits, licenses, authorizations, consents and approvals and have made all necessary filings required under any federal, state, local or foreign supranational, national or regional law, regulation or rule, and have obtained all necessary authorizations, consents and approvals from other persons, material to the present conduct of their respective businesses, in each case except to the extent that the failure to obtain such permits, licenses, authorizations, consents or approvals or to make such filings would not, singly or in the aggregate, have a material adverse effect on the properties, assets, prospects, condition, financial or otherwise, business or operations of the Company and its subsidiaries, taken as a whole; except as set forth in each Offering Memorandum, the Company and its subsidiaries have not received any notice of proceedings which remain unresolved relating to revocation or modification of any such permits, licenses, authorizations, consents or approvals, nor is the Company or any of its subsidiaries in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign supranational, national or regional law, regulation or rule or any decree, order or judgment applicable to the Company or its subsidiaries the effect of which could have a material adverse effect on the properties, assets, prospects, condition, financial or otherwise, business or operations of the Company and its subsidiaries, taken as a whole.

         (w) The Company and its subsidiaries are insured against such losses and risks and in such amounts as management of the Company reasonably believes are prudent for the operation of their business; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the company and its subsidiaries, taken as a whole, except as described in or contemplated by each Offering Memorandum.

         (x) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in

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                                          8


    conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) The terms of the Units, the Notes, the Warrants, the Common Stock, the Indenture and the Warrant Agreement conform in all material respects to the description thereof contained in the Final Offering Memorandum under the headings "Description of the Units," "Description of the Notes," Description of the Warrants," and "Description of the Capital Stock," as applicable.

         (z) The financial statements included in each Offering Memorandum present fairly the consolidated financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included in each Offering Memorandum present fairly the information shown therein and have been compiled from data contained in the audited financial statements of the Company, except as indicated in each Offering Memorandum.

         (aa) Upon the transfer to the Trustee of the Pledged Securities (as defined in the Pledge Agreement) and the acquisition by the Trustee of a security entitlement thereto, in accordance with the terms of the Pledge Agreement, the pledge of and grant of a security interest in the Collateral (as defined in the Pledge Agreement) securing the payment of the Obligations (as defined in the Pledge Agreement) for the benefit of the Trustee and holders of the Notes will constitute a first priority perfected security interest in such Collateral, enforceable as such against all creditors of the Company (and any persons purporting to purchase any of the Collateral from the Company).

         (ab) (A) The only telecommunications services provided by the Company and its subsidiaries in France are prepaid card services and calling card services utilizing international toll free access, telecommunications services utilizing local dial up access offered to closed user groups, in the latter case through duly authorized networks, and data services, including voicemail, e-mail and facsimile services, utilizing the foregoing methods of access and transmission, and (B) the only telecommunications services provided by the Company and its subsidiaries in Belgium are international long distance services, utilizing local dial up access and international toll free access, and data services, including voicemail, e-mail and facsimile services.

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                                          9


         2. OFFERING. You have advised the Company that the Placement Agent will make an offering of the Units purchased by the Placement Agent hereunder on the terms set forth in the Final Offering Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         3. PURCHASE AND DELIVERY. The Company hereby agrees to sell to the Placement Agent, and the Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company 155,000 Units at a purchase price of $965 per Unit, for an aggregate purchase price of $149,575,000.

         Payment for the Units shall be made against delivery of the Units at a closing (the "Closing") to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on July 1, 1997, or at such other time on the same or such other date, not later than July 12, 1997, as shall be designated in writing by the Placement Agent. The time and date of such payment are herein referred to as the Closing Date. Payment for the Units shall be made by wire transfer payable to the order of the Company in federal or other funds immediately available in New York City.

         Certificates for the Notes and the Warrants shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the Closing Date. The certificates evidencing the Notes and the Warrants shall be delivered to you on the Closing Date for the account of the Placement Agent, with any transfer taxes payable in connection with the transfer of the Units, the Notes or the Warrants to the Placement Agent duly paid, against payment of the purchase price therefor.

         4. CONDITIONS TO CLOSING. The obligation of the Placement Agent under this Agreement to purchase the Units will be subject to the following conditions:

         (a) Subsequent to the date of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Offering Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Units on the terms and in the manner contemplated in the Final Offering Memorandum.

         (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the

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                                          10


    agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

         The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

         (c) You shall have received on the Closing Date an opinion of Schulte Roth & Zabel LLP, independent counsel for the Company, dated the Closing Date, substantially to the effect set forth in Exhibit B.

         (d) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agent, dated the Closing Date, in form and substance satisfactory to you.

         (e) You shall have received on the Closing Date opinions of (i) Shaw, Pittman, Potts & Trowbridge, special U.S. federal regulatory counsel to the Company, (ii) Lance J.M. Steinhart, special U.S. state regulatory counsel to the Company, (iii) Bird & Bird, special U.K. and European Union regulatory counsel to the Company, (iv) Arthur Flieger, special Belgian regulatory counsel to the Company, (vi) Doser Amereller Noack, special German regulatory counsel to the Company, and (vii) Salans, Hertzfeld & Heilbronn, special French regulatory counsel to the Company, respectively, dated the Closing Date, substantially in the form of Exhibits C-1, C-2, C-3, C-4, C-5 and C-6, respectively.

         (f) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Offering Memorandum.

         (g) Each of the Transaction Documents shall have been (or shall, simultaneously with the Closing, be) executed and delivered by all parties thereto other than the Placement Agent.

         (h) Shearman & Sterling, counsel for the Placement Agent, shall have received $100,000 from Morgan Stanley & Co. Incorporated, on behalf of the Company, by wire transfer in federal or other funds immediately available.

         (i) You shall have received such other documents as you and your counsel shall reasonably request.

         5. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Placement Agent contained in this Agreement, the Company covenants as follows:

         (a) To furnish to you, without charge, during the period mentioned in paragraph (c) below, as many copies of the Final Offering Memorandum, and any supplements and amendments thereto, as you may reasonably request and to use its best efforts to deliver such copies to you by 5:00 p.m. (New York time) on the business day next following the execution of this Agreement.

         (b) Before amending or supplementing either Offering Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object without unreasonable delay.

         (c) If, during such period after the date hereof and prior to the date on which all of the Units shall have been sold by the Placement Agent, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Placement Agent it is necessary to amend or supplement such Offering Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agent, either amendments or supplements to such Offering Memorandum so that the statements in such Offering Memorandum as so amended or supplemented will not, in light of the circumstances when such Offering Memorandum is delivered to a purchaser, be misleading or so that such Offering Memorandum, as so amended or supplemented, will comply with applicable law.

         (d) To endeavor to qualify the Units, the Notes and the Warrants for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation in any jurisdiction where it is not now so subject or to service or process in suits, other than those arising out of the offering or sale of the Units, Notes and Warrants, in any jurisdiction where it is not now so subject.

         (e) Whether or not any sale of such Units is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Offering Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes and the Warrants, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and the Warrant Agent and their respective counsel,
    (iv) the qualification of the Units, Notes and Warrants under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees, (v) the printing and delivery to the Placement Agent in quantities as hereinabove stated of copies of the Offering Memorandum and any amendments or supplements thereto, (vi) up to $200,000 of the reasonable fees and expenses (including fees for their professional services) of counsel to the Placement Agent incurred in connection with the transactions contemplated by this Agreement to the extent such fees and expenses exceed $200,000, (vii) the fees and expenses, if any, incurred in connection with the admission of the Units, Notes, Warrants or Warrant Shares for trading on the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") or any other appropriate market system agreed upon by the Company and the Placement Agent, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Units, the Notes or the Warrants in a manner which would require the registration under the Securities Act of the Units, the Notes or the Warrants.

         (g) Not to solicit any offer to buy or offer or sell the Units, the Notes or the Warrants by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (h) While any of the Units, the Notes or the Warrants remain outstanding, to make available, upon request, to any seller of such Units, Notes or Warrants, the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (i) Except as contemplated by the Notes Registration Rights Agreement or the Warrants Registration Rights Agreement, none of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agent) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Units, the Notes or the Warrants and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agent) will comply with the offering restrictions of Regulation S.

         (j) To use its best efforts to permit the Units, the Notes and the Warrants to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

         (k) The Company will, and will cause the Trustee to, refuse to register any transfer of the Notes sold pursuant to Regulation S if such transfer is not made in accordance with the provisions of Regulation S.

         (l) The Company will, and will cause the Warrant Agent with respect to the Warrants and cause the register for the Warrant Shares to, refuse any transfer of Warrants or Warrant Shares, as applicable, sold pursuant to Regulation S if such transfer is not made in accordance with the provisions of Regulation S.

         (m) To use the proceeds from the sale of the Units in the manner set forth in the Final Offering Memorandum.

         6.   OFFERING OF UNITS; RESTRICTIONS ON TRANSFER.  (a)   The Placement
Agent represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Placement Agent agrees with the Company that (i) it will not solicit offers for, or offer or sell, Units, Notes or Warrants by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for Units, Notes or Warrants only from, and will offer and sell Units, Notes or Warrants only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (x) QIBs or (y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of Units, deliver to the Placement Agent a letter containing the representations and agreements set forth in Appendix A to the Offering Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing the Units are deemed to have represented and agreed as provided in the Final Offering Memorandum under the caption "Transfer Restrictions."

         (b) The Placement Agent represents, warrants, and agrees with respect to offers and sales outside the United States that:

         (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Units, the Notes or the Warrants or possession or distribution of either Offering Memorandum or any other offering or publicity material relating to the Units, the Notes or the Warrants in any country or jurisdiction where action for that purpose is required;

         (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, solicits offers to buy, sells or delivers Units, Notes or Warrants or has in its possession or distributes either Offering Memorandum or any such other material, in all cases at its own expense;

         (iii) the Units, the Notes and the Warrants have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act;

         (iv) it has offered the Units, the Notes or the Warrants and will offer and sell the Units, the Notes or the Warrants (A) as part of its distribution at any time and (B) otherwise until 40 days after the Closing Date with respect to the Notes, and one year after the Closing Date with respect to the Units and the Warrants, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither the Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Units, the Notes or the Warrants and the Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

         (v) it has (A) not offered or sold and, during the period of six months from the Closing Date, will not offer or sell any Units, Notes or Warrants to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Units, the Notes or the Warrants in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Units, the Notes or the Warrants if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

         (vi) it understands that the Units, the Notes and the Warrants have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Units, Notes or Warrants directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law; and

         (vii) the Placement Agent agrees that, at or prior to confirmation of sales of the Units, the Notes or the Warrants, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Units, Notes or Warrants from it during the restricted period a confirmation or notice to substantially the following effect:

              "The Units, the Notes or the Warrants covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the closing date with respect to the Notes and one year after the closing date with respect to the Units and the Warrants, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this Section 6 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless the Placement Agent, and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agent or any such controlling of affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Offering Memorandum (as amended or supplemented if the

Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein.

         (b) The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in either Offering Memorandum or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless such fees and expenses of counsel are disputed by the indemnifying party in good faith. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of such Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of such Units shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Units (before deducting expenses) received by the Company and the total discounts and commissions received by the Placement Agent in respect thereof bear to the aggregate offering price of such Units.
The relative fault of the Company on the one hand and of the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and the Placement Agent agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Units resold by it in the initial placement of such Units were offered to investors exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or any person controlling the Placement Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Units. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         8. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iii), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Units on the terms and in the manner contemplated in the Final Offering Memorandum.

         9. MISCELLANEOUS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If this Agreement shall be terminated by the Placement Agent, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than as a result of a breach of this Agreement by the Placement Agent), the Company will reimburse the Placement Agent for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                                 Very truly yours,

                                                 ECONOPHONE, INC.


                                              By
                                                 --------------------------
                                                 Name:
                                                 Title:

Agreed, June 26, 1997

MORGAN STANLEY & CO.
    INCORPORATED



By
     -------------------------
     Name:
     Title:

                                                                     EXHIBIT A-1
                                                                     -----------

                     Form of Notes Registration Rights Agreement
                                  (See Exhibit 4.6)


                                        A-1-1

                                                                     EXHIBIT A-2
                                                                     -----------

                    Form of Warrants Registration Rights Agreement
                                  (See Exhibit 4.8)


                                        A-2-1

                                                                       EXHIBIT B
                                                                       ---------


                                     July 1, 1997


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

         We have acted as counsel for Econophone, Inc., a New York corporation (the "Company"), in connection with the issuance and sale by the Company of 155,000 Units (the "Units"), each of which consists of (i) one 131/2% Senior Note due 2007 (collectively, the "Notes") and (ii) one warrant to purchase
8.167 shares of Voting Common Stock, par value $.0001 per share, of the Company (the "Common Stock") (collectively, the "Warrants"). This opinion is furnished to you pursuant to Section 4(c) of the Placement Agreement, dated June 26, 1997 (the "Placement Agreement"), between the Company and Morgan Stanley & Co. Incorporated (the "Placement Agent"), relating to the issuance and sale of the Units. Terms defined in the Placement Agreement and not otherwise defined herein are used herein with the meanings so defined.

         In connection with the opinions set forth below, we have examined originals, telecopies or copies, certified or otherwise identified to our satisfaction, of such records of the Company and all such agreements, certificates of public officials and certificates of officers of the Company and others, and such documents, certificates and corporate and other records, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons signing or delivering any instrument, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such

Morgan Stanley & Co. Incorporated
July 1, 1997
Page 2


copies. We have also assumed, in our examination of documents executed by the Company, that each of the other parties thereto is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the power, corporate or other, to execute and deliver such documents and to perform such party's obligations thereunder, that each such document has been duly authorized, executed and delivered by such party, and that each such document constitutes the legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms.
As to questions of fact not independently verified by us, we have relied, to the extent we deemed appropriate, upon written representations and certificates of officers of the Company, rendered to you (including in the Placement Agreement) and/or to us on the date hereof, of public officials and other appropriate persons. Any reference in any opinion herein to "our knowledge" and any similar phrase means the actual knowledge of the attorneys of this Firm with primary responsibility for the preparation of the Final Offering Memorandum and the Placement Agreement, the Indenture, the Pledge Agreement, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Notes and the Warrants (collectively, the "Transaction Documents").

         We are attorneys admitted to practice in the State of New York, and the opinions set forth below and any reference to statutes, rules or regulations herein are limited to the laws of the United States of America and the State of New York and the General Corporation Law of the State of Delaware. We express no opinion with respect to any regulatory or non-U.S. legal matters relating to the business of the Company, including, without limitation, the matters referred to under the Risk Factors "Competition," "Risks Associated with the Imposition of VAT" and "Regulatory Restrictions" and under "Business--Regulation" in the Final Offering Memorandum and the matters referred to in the opinions furnished to you pursuant to Section 4(e) of the Placement Agreement.

         Based on the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

         1. the Company is duly incorporated and subsisting under the laws of the State of New York and has the corporate power and authority to own its property and to conduct its business as described in the Final Offering Memorandum;

         2. American Telemedia, Inc. is validly existing and in good standing under the laws of the State of Delaware;

         3. the Placement Agreement has been duly authorized, executed and delivered by the Company;

         4. the Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-

Morgan Stanley & Co. Incorporated
July 1, 1997
Page 3


assessable and will not be subject to any preemptive or similar rights under the New York Business Corporation Law;

         5. the Notes have been duly authorized and executed by the Company, and when authenticated by the Trustee as provided in the Indenture, and delivered to and paid for by the Placement Agent in accordance with the terms of the Placement Agreement, (x) will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except
(i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (ii) that rights of acceleration may be limited and (iii) that provisions of the Notes requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee and payment of liquidated damages may be unenforceable and (y) will be entitled to the benefits of the Indenture and the Notes Registration Rights Agreement, except to the extent that enforceability of the Indenture and the Notes Registration Rights Agreement may be limited as provided in Paragraphs 6 and 8 below, respectively;

         6. the Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (ii) that rights of acceleration may be limited and (iii) that provisions of the Indenture requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee and payment of liquidated damages may be unenforceable;

         7. the Pledge Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) that certain remedial provisions of the Pledge Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Pledge Agreement as a whole, and the Pledge Agreement, taken as a whole, contains, in our judgment, adequate provisions for the practical realization of the principal benefits afforded thereby, except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable law;

         8. the Notes Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable

Morgan Stanley & Co. Incorporated
July 1, 1997
Page 4


against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) any liquidated damages provisions contained therein may be unenforceable;

         9. the Warrants have been duly authorized and executed by the Company, and when countersigned by the Warrant Agent as provided in the Warrant Agreement, and delivered to and paid for by the Placement Agent in accordance with the terms of the Placement Agreement, (x) will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (y) will be entitled to the benefits of the Warrant Agreement and the Warrant Registration Rights Agreement, except to the extent that enforceability of the Warrant Agreement and the Warrant Registration Rights Agreement may be limited as provided in Paragraphs 10 and 11 below, respectively;

         10. the Warrant Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditor's rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) any liquidated damages provisions contained therein may be unenforceable;

         11. the Warrant Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity);

         12. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Placement Agreement, the Indenture, the Pledge Agreement, the Notes Registration Rights Agreement, the Warrant Agreement and the Warrant Registration Rights Agreement, and the execution, issuance, sale and delivery of the Notes and the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the Warrants and the Warrant Agreement, in each case by the Company, will not contravene (i) any provision of applicable law believed by us to be normally applicable to transactions of the type contemplated by the foregoing documents (other than under the United States securities

Morgan Stanley & Co. Incorporated
July 1, 1997
Page 5


laws or state securities or blue sky laws, as to which no opinion is expressed in this paragraph) (collectively, "Applicable Laws"), (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement set forth on Annex A hereto, except that we do not express any opinion as to whether the execution and delivery by the Company of, or performance under, any of the agreements listed above will constitute a violation of or a default under any covenant, restriction or provision of any agreement set forth on Annex A with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company and/or its subsidiaries, or (iv) to our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary thereof, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency under any Applicable Law is required for the performance by the Company of its obligations under the Placement Agreement, the Indenture, the Pledge Agreement, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Notes, the Warrants or the Warrant Shares (other than under the United States securities laws or state securities or blue sky laws, as to which no opinion is expressed in this paragraph);

         13. the Company is not, and immediately after giving effect to the offering (including receipt of the net proceeds thereof) and sale of the Units, Notes and Warrants and the purchase of the Pledged Securities, in each case as contemplated in the Final Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended;

         14. the statements in the Final Offering Memorandum under the captions "Description of the Units," "Description of the Notes," "Description of the Warrants," "Description of the Capital Stock," "Private Placement," "Transfer Restrictions" and "Legal Matters," insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein;

         15. the statements in the Final Offering Memorandum under the caption "Certain Federal Income Tax Considerations," to the extent that they relate to matters of U.S. federal income tax law, are accurate in all material respects and fairly summarize the matters referred to therein;

         16. based upon the representations, warranties, and agreements of the Company in Sections 1(m), 1(r), 5(f), 5(g) and 5(i) of the Placement Agreement and of the Placement Agent in Section 6 of the Placement Agreement, and assuming the accuracy of such representations and warranties and compliance with such agreements, it is not necessary in connection with the offer, sale and delivery of the Units, Notes and Warrants to the Placement Agent under the Placement Agreement, or in connection with the initial resale of such Units, Notes and Warrants by the Placement Agent in accordance with Section 6 of the Placement Agreement, to register the Units, the Notes or the Warrants under the Securities Act of 1933, as amended (however, no opinion is expressed by us as to any subsequent resale of any Units, Notes, Warrants or Warrant Shares); and

Morgan Stanley & Co. Incorporated
July 1, 1997
Page 6


         17. The provisions of the Pledge Agreement, together with (i) the Federal Reserve Bank of New York ("FRBNY") making appropriate entries crediting the Pledged Securities (as defined in the Pledge Agreement) on its records to the account of the Custodian at the FRBNY, (ii) the Custodian (A) sending to the Trustee a confirmation of purchase (within the meaning of Section 8-313 of the Uniform Commercial Code currently in effect in the State of New York (the "New York UCC"), of the Pledged Securities and (B) identifying, by crediting the Pledged Securities to the Pledge Account, the Pledged Securities as being subject to the security interest created in favor of the Trustee by the Pledge Agreement, and (iii) the Custodian in its capacity as a Securities Intermediary (as defined in 31 C.F.R. Section 357.2 (1997)) and as a securities intermediary (as defined in Revised Article 8, as defined in 31 C.F.R. Section 357.2 (1997)) with respect to the Pledged Securities, agreeing in the Pledge Agreement that it will comply with entitlement orders (as defined in Revised Article 8) originated by the Trustee without further consent by the Pledgor (as defined in the Pledge Agreement), are effective to create in favor of the Trustee for its benefit and the benefit of the Holders (as defined in the Pledge Agreement) of the Notes, a perfected security interest in the rights and property interest of the Company with respect to the Pledged Securities, as security for the Obligations (as defined in the Pledge Agreement), subject to the following:

         (a) we assume that the Custodian in the ordinary cause of its business maintains securities accounts for its customers and is acting in such capacity with respect to the maintenance of the Pledge Account and the crediting of interests in the Pledged Securities;

         (b) we assume that the Custodian is not a clearing corporation (as defined in Section 8-102(3) of the New York UCC);

         (c) we assume that the Pledged Securities constitute a quantity of securities which constitute or are part of a fungible bulk of Book-entry Securities (as defined in 31 C.F.R. Section 357.2 (1997)) credited to the account of the Custodian on the records of the FRBNY;

         (d) we assume that the Custodian is a Securities Intermediary (as defined in 31 C.F.R. Section 357.2 (1997)) and a securities intermediary (as defined in Revised Article 8) with respect to the Pledged Securities;

         (e) we assume that the account of the Custodian at the FRBNY to which the Pledged Securities are credited is the Participant's Securities Account (as defined in 31 C.F.R. Section 357.2 (1997)) of the Custodian;

         (f) we assume that the Pledged Securities are Book-entry Securities (as defined in 31 C.F.R. Section 357.2 (1997));

         (g) we assume that the jurisdiction of the Trustee as Securities Intermediary with respect to the Pledged Securities pursuant to 31 C.F.R.
Section 357.11(b) (1997) is the State of New York;

Morgan Stanley & Co. Incorporated
July 1, 1997
Page 7


         (h) we assume that the Pledged Securities exist and that the Company has sufficient rights therein for the security interest created in favor of the Trustee by the Pledge Agreement to attach, and we express no opinion as to the Company's rights or interests in or to any Pledged Securities; and

         (i) we express no opinion, and have made no investigation, as to whether any Pledged Securities have been delivered in the manner set forth in the Pledge Agreement or in this paragraph.

         We express no opinion regarding the validity, binding effect or enforceability of any provision in any Transaction Document relating to indemnification or contribution.

         In addition, we have acted as special counsel to the Company in connection with the preparation of the Final Offering Memorandum, and, although we do not pass upon and do not assume responsibility for the accuracy, completeness or fairness of the statements in the Final Offering Memorandum except to the limited extent set forth in paragraphs (14) and (15) above, based upon the foregoing, and without any independent check or verification on our part, no facts have come to our attention that have caused us to believe that the Final Offering Memorandum (except for the financial statements and schedules and statistical and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Final Offering Memorandum was issued and as of the date of this opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinions and the statement set forth above are being furnished only to you and solely for your benefit in connection with the Placement Agreement. Except as expressly set forth herein, such opinions and statement may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent. We have no obligation to modify, amend or update the opinions or statement set forth herein for any reason.

                                       Very truly yours,

                                                                       EXHIBIT C
                                                                       ---------

EXHIBIT C-1:  Form of Opinion of U.S. Federal Regulatory Counsel to the Company

EXHIBIT C-2:  Form of Opinion of U.S. State Regulatory Counsel to the Company

EXHIBIT C-3:  Form of Opinion of U.K and European Union Regulatory Counsel to
              the Company

EXHIBIT C-4:  Form of Opinion of Belgian Regulatory Counsel to the Company

EXHIBIT C-5:  Form of Opinion of German Regulatory Counsel to the Company

EXHIBIT C-6:  Form of Opinion of French Regulatory Counsel to the Company

                                                                     EXHIBIT C-1
                                                                     -----------


                                        DRAFT

                                     June __ 1996

Econophone, Inc.
60 Hudson Street
New York, NY 10013

     and

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

     Re: ECONOPHONE, INC.

Gentlemen:

         We are counsel to Econophone, Inc., a New York corporation ("Econophone"), with respect to international and interstate telecommunications regulatory matters before the Federal Communications Commission ("FCC"). Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in Econophone's Offering Memorandum issued June 26, 1997 ("Offering Memorandum").

         In furnishing our opinion we have considered the Communications Act of 1934, as amended, the Telecommunications Act of 1996, and the rules and regulations promulgated pursuant to such Acts by the FCC (collectively, the "Federal Communications Law") as it relates to the regulation of Econophone. Additionally, we have examined the Offering Memorandum. We have not examined the Units, Notes, Warrants, Indenture, Warrant Agreement, The Registration Rights Agreement, and any other agreement referred to in the Offering

Econophone Inc.
Morgan Stanley & Co. Incorporated
July __, 1997
Page 2


Memorandum (collectively, the "Instruments"). Accordingly, we are rendering no opinion regarding the Instruments, or the consequence of their execution or implementation, except as expressly indicated below.

         Certain statements set forth in the numbered paragraphs below are stated to be "to our knowledge." Basing our opinion on "to our knowledge," signifies that, in the course of our representation of Econophone in matters for which we have been engaged as counsel, no information has come to our attention that would give us actual knowledge or actual notice that any such opinions are not accurate. The statement "to our knowledge" refers to the knowledge of Robert E. Conn.

         On the basis of the foregoing, we are of the opinion that:

         1. The descriptions in the Offering Memorandum of the Federal Communications Law, and the statements in the Offering Memorandum discussing matters relating to the Federal Communications Law under the captions "Risk Factors -- Competition," "Risk Factors -- Regulatory Restrictions" and "Business -- Regulation -- United States," are accurate in all material respects and fairly summarize all matters described therein.

         2. Subject to the qualifications in this paragraph following the instant sentence, (A) the consummation of the transactions contemplated by the Offering Memorandum do not violate the Federal Communications Law; and (B) no authorization or filing with the FCC is necessary for the consummation of the transactions contemplated by the Offering Memorandum. Prior approval by the FCC would be required if (i) the exercise of the Warrants

Econophone Inc.
Morgan Stanley & Co. Incorporated
July __, 1997
Page 3


were to result in the de jure or de facto transfer of control of Econophone; or
(ii) the exercise of the Warrants were to result in the ownership of record or voting by aliens or their representatives of more than twenty-five percent of the capital stock of Econophone.

         3. To our knowledge and after due inquiry of Econophone, (A)(i) Econophone is a nondominant carrier authorized by the FCC to provide international and interstate interexchange telecommunications services, (ii) Econophone has been granted Section 214 authority by the FCC to provide international message telecommunications services through the resale of international switched voice services to most countries, through the resale of private line services to four countries, and as a facilities-based carrier to most countries; (iii) Econophone has been authorized by FCC general rule to provide interstate interexchange message telecommunications services; and (iv) in accordance with (i), (ii), and (iii) above, Econophone has on file with the FCC tariffs applicable to its international and interstate exchange message telecommunications services; (B) Econophone has all of the certificates, orders, permits, licenses, authorizations, consents and approvals, including those specified in subparagraph (A) above, of the FCC necessary to own, lease, or use its transmission lines and to conduct its business in the manner described in the Offering Memorandum; and (C) Econophone has not received any notice from the FCC of any proceedings relating to the revocation of any of such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing, the effect of which, singly or in the aggregate, would

Econophone Inc.
Morgan Stanley & Co. Incorporated
July __, 1997
Page 4


have a material adverse effect on the prospects, conditions (financial or otherwise), earnings, business or operations of Econophone.

         4. To our knowledge and after due inquiry of Econophone, (A) Econophone is conducting its business in accordance with the FCC authorizations mentioned in Paragraph 3 above; and (B) Econophone is not in violation of or in default under the Federal Communications Law, the effect of which would have a material adverse effect on the prospects, conditions (financial or otherwise), earnings, business or operations of Econophone.

         5. To our knowledge and after due inquiry of Econophone, (A) no decree or order of the FCC has been issued against Econophone; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued against Econophone before or by the FCC; and (C) there are no rulemakings or other administrative proceedings pending before the FCC (i) which are generally applicable to telecommunications services or the resale thereof, and (ii) which, if decided adversely to the interest of Econophone, would have a material adverse effect on Econophone.

         This opinion is rendered only for the benefit of Econophone and of Morgan Stanley & Co. Incorporated and its successors and assigns; and may not be relied upon by other parties without prior written consent.

                                       Very truly yours,


                                       Robert E. Conn

                                                                     EXHIBIT C-2
                                                                     -----------

                                 Lance J.M. Steinhart
                                   Attorney at Law
                               6455 East Johns Crossing
                                      Suite 285
                                Duluth, Georgia  30155

Also admitted in New York                             Telephone:  (770) 232-9200
and Maryland                                          Facsimile:  (770) 232-9208

                                    June 26, 1997

Morgan Stanley & Co., Incorporated
1585 Broadway
New York, NY  10036

Econophone, Inc.
1450 37th Street
Brooklyn, NY  11218

                        Re:  ECONOPHONE, INC.

Dear Ladies and Gentlemen:

         I have acted as State regulatory counsel to Econophone, Inc., a New York corporation (the "Issuer"), in connection with the Issuer's Offering
Memorandum dated June    , 1997 (the "Offering Memorandum") relating to its
issuance and sale of 155,000 Units.  This opinion is being delivered to you
pursuant to the Placement Agreement, dated               , 1997 (the "Placement
Agreement"), between the Issuer and Morgan Stanley & Co., Incorporated. All capitalized terms used and not defined herein have the same respective meanings herein have the same respective meanings herein as set forth in the Placement Agreement.

         I am not general counsel to the Issuer. The opinions expressed herein, accordingly, are intended to encompass only matters of the Issuer directly pertaining to the State regulatory authorities (the "Regulatory Authorities") which regulate, and applicable State laws which govern, the Issuer's provision of resold long distance, intrastate interexchange telecommunications services. I offer no opinions as to any other federal or state laws.

         In connection with this opinion, I have reviewed the Offering Memorandum, my files for the Regulatory Authorities ("Files") and have made examinations of relevant laws as deemed appropriate to render the opinion set forth herein. In addition, I have relied as to factual matters upon a certificate of certain officers of the Issuer. Whenever my opinions herein are qualified "to my knowledge," it is intended to indicate that during the course of my representation of the Issuer, no information has come to my attention that would give me actual

Morgan Stanley & Co., Incorporated
Econophone, Inc.
June 26, 1997
Page 2


knowledge of the existence or non-existence of facts to the contrary. I have not undertaken any independent investigation to determine the existence or non-existence of such facts, other than my review of the Offering Memorandum, the Files and relevant law and my reasonable inquiry of Issuer officials having responsibility for the Issuer's regulatory affairs. No inferences as to my knowledge of the existence or non-existence of facts, other than the facts which I have obtained actual knowledge, should be drawn from the fact of my representation of the Issuer.

I am of the opinion that:

         1. To my knowledge, the Issuer has made all reports and filings, and paid all fees, required by the Regulatory Authorities to provide resold long distance intrastate interexchange telecommunications service, pursuant to certification, registration, notification, tariff, or on an unregulated basis in the following states: Alabama, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nevada, New Mexico, Nebraska, New Hampshire, New Jersey, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, Wisconsin, West Virginia and Wyoming. The Issuer cannot market or provide service in South Carolina until it files a surety/performance bond as required by the South Carolina Public Service Commission. Furthermore, the Issuer cannot provide prepaid calling card service in the State of Louisiana. Issuer's authority to provide resold intrastate interexchange service in the State of Arkansas was revoked on June 13, 1997 and Issuer has a petition pending with the Arkansas Public Service Commission to reinstate such revoked certificate.

         2. To my knowledge, the Issuer has applications and/or tariffs pending to provide resold intrastate interexchange telecommunications service in the following state: Vermont.

         3. To my knowledge, other than as disclosed in paragraph 1. above, the Issuer has not received any notice from any Regulatory Authority of proceedings relating to the revocation or modification of any such certificates, orders, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects or condition (financial or otherwise), or in the earnings, business or operations of the Issuer, taken as a whole.

         4. To my knowledge, insofar as the statements in the Offering Memorandum under Risk Factors-Regulatory Restrictions,
Business-Regulation-United States-State, refer to statements of law, descriptions of statutes, rules of regulations or legal conclusions, they are accurate in all material respects.

Morgan Stanley & Co., Incorporated
Econophone, Inc.
June 26, 1997
Page 3


         The opinions expressed herein have been rendered solely for your benefit in connection with the transactions contemplated by the Placement Agreement and may not be relied upon by you in any other manner or by any other person in any manner or for any purpose whatsoever and may not be communicated or published by you to any other person for any purpose without my prior written approval in each instance. The opinions expressed herein are given as of the date hereof, and I disclaim any undertaking or obligation to advise you of any changes in law, or any change of circumstances of which I become aware, which may affect any of the opinions contained herein or to update, revise or supplement any such opinion herein for any reason whatsoever.

                                  Very truly yours,


                                  Lance J.M. Steinhart
                                  State Regulatory Counsel for Econophone, Inc.


LJS/mb

                                                                     EXHIBIT C-3
                                                                     -----------

FINAL DRAFT

[1 July 1997]


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Econophone, Inc.

60 Hudson Street
New York, New York  10013

Dear Sirs,

UK AND EC TELECOMMUNICATIONS REGULATORY AND VAT OPINION

This Opinion Letter is written at the request of Econophone, Inc. ("the Company") in connection with its proposed offering of [ ]% Senior Notes due 2007 of the Company and Warrants to purchase [ ] shares of the Company's common stock, par value $0.0001 per share ("the Common Stock"). We have been asked to give an opinion on whether the current telecommunications services being provided by the Company and its wholly owned subsidiary, American Telemedia Limited (the "Subsidiary") in or through the United Kingdom ("UK") and the European Union ("EU") comply with current applicable telecommunications law in the UK and the EU. We have also been asked to provide an opinion on certain changes to the laws of the UK and the EU relating to value added tax ("VAT").

1.   DOCUMENTS REVIEWED

We have been provided with copies of the following documents:

(a) the Offering Memorandum, dated 26 June 1997 (hereinafter referred to as the "Memorandum");

(b) the Placement Agreement, dated 26 June 1997 between the Company and Morgan Stanley & Co. Incorporated (hereafter referred to as the "Placement Agreement");

(c) the Indenture, dated 1 July 1997 between the Company and the Bank of New York, as Trustee (hereinafter referred to as "the Indenture");

(d) the Warrant Agreement, dated 1 July 1997 between the Company and the Bank of New York as Warrant Agent (hereinafter referred to as the "Warrant Agreement");

(e) the Registration Rights Agreement, dated 1 July 1997 between the Company and Morgan Stanley & Co. Incorporated (hereinafter referred to as the "Rights Agreement");

(f) A Warrant Registration Rights Agreement dated 1 July 1997 between the Company and the Bank of New York, as Warrant Agent (hereinafter referred to as the "Warrants Registration Rights Agreement"); and

(g) A Pledge Agreement dated 1 July 1997 made between the Company and the Bank of New York, as Trustee (hereinafter referred to as the "Pledge Agreement").

Collectively, the agreements referred to in paragraphs 1(a) to (g) above are hereinafter known as the "Agreements".

We have also seen a copy of the International Simple Resale Licence ("the ISR Licence") and the International Facilities Licence (the "IFL") granted to the Subsidiary under section 7 of the Telecommunications Act 1984 ("the 1984 Act") on 20th June 1995 and 28 April 1997 respectively.

On 25 June 1997, we also carried out a search of the public file of the Subsidiary at the Companies Registration Office (the "Companies Registry").

In addition, on [30 June 1997] we telephoned the Office of Telecommunications ("OFTEL") to enquire whether OFTEL has taken or intends to take any action against the Subsidiary pursuant to the Conditions contained in the ISR Licence and/or the IFL.

This Opinion is based solely on the documents examined and the searches and telephone enquiries carried out as referred to above and we have made no other enquiry for the purposes of giving the same.

In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of copies and the authenticity of the originals of such copies. We have also assumed, with your consent and without undertaking, or having any duty to undertake an independent investigation, that the representations, warranties and statements as to factual matters made in the Agreements by the Company are true and correct. We have not independently verified the manner in which telecommunications services are provided within the UK by the Company or the Subsidiary. Moreover, we are not qualified to render any opinion concerning the engineering or technical aspects of the provision of telecommunications services. When, in this Opinion, we have used the phrase "to the best of our knowledge," we have not made any independent investigation of the applicable facts, but have relied, to the extent we deemed proper, on the representations, warranties and statements as to factual matters made by the Company in the Agreements and are not aware of any facts inconsistent therewith.

Based upon the foregoing, it is our opinion that:

1. The Subsidiary is the holder of both the ISR License and the IFL (together known as "the Licenses") in the UK. The ISR Licence relates to the provision of international simple resale services by means of the Applicable Systems as defined in Annex A thereto. The

     IFL relates to the provision of international services (other than international simple resale services) by means of the Applicable Systems as defined therein. The Licences are in full force and effect and no proceedings to revoke or restrict such Licences are pending or threatened and to the best of our knowledge, the Company and the Subsidiary are not in violation of any telecommunications law, rule or regulation of the UK or of any judgement, injunction, order or decree of OFTEL which has jurisdiction over the Company and the Subsidiary in the UK, or over their properties.

2. The descriptions in the Memorandum of current UK statutes relating to telecommunications, and the respective rules and regulations promulgated thereunder (collectively the "UK Communications Law"), including, without limitation, the 1984 Act, and the statements in the Memorandum discussing matters relating to the UK Communications Law, including, without limitation, those under the captions "Risk Factors - Regulatory Restrictions" and "Business - Regulation - United Kingdom" ("the Sections"), are accurate in all material respects and fairly summarize all matters described therein. We expressly exclude from our opinion any statements made in the Sections concerning the permissibility of the Company's or the Subsidiary's services under the local laws of any country other than the UK.

3. Except as stated below in this Paragraph 3, the descriptions in the Memorandum of current law of the EU relating to telecommunications, in the form of Directives promulgated by European Commission (the "Commission") or otherwise (collectively the "EC Directives"), including, without limitation, European Commission Directive 90/388/EEC of 28 June 1990, and the statements in the Memorandum discussing matters related to the EC Directives, including, without limitation, those under the captions "Risk Factors - Regulatory Restrictions" and "Business - Regulation - European Union" ("the EU Sections"), are accurate in all material respects and fairly summarize all matters described therein. We expressly exclude from our opinion any statements made in the EU Sections concerning the permissibility of the Company's or the Subsidiary's services under the local laws of any country other than the UK.

4. The execution and delivery of the Placement Agreement by the Company, and the consummation of the transactions (including, without limitation issuance of the Units and the underlying Notes and Warrants and execution of the Indenture, the Warrant Agreement, the Rights Agreement, the pledge Agreement and the Warrant Registration Rights Agreement) contemplated thereby do not violate (1) the UK Communications Law, (2) any telecommunications related rules or "regulations of the DTI and OFTEL applicable to the Company and the Subsidiary and (3) to the best of our knowledge any telecommunications related decree from any English court. However, the Subsidiary may be required under the Licences to notify the change in shareholding in the Company occasioned by the consummation of the transactions referred to above.

5. (A) to the best of our knowledge, each of the Company and the Subsidiary has all certificates, orders, permits, licenses, authorisations, consents and approvals of and from the DTI necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum, it being recognised that the Subsidiary and not the Company holds the necessary licences to run any telecommunication systems owned or leased by the Company in the UK; and (B) to the best of our knowledge and having made a telephone enquiry of OFTEL (but no further enquiry), neither the Company nor the Subsidiary has received any notice or proceedings relating to the revocation or modification of any such DTI granted certificates, orders, permits, licenses, authorisations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

6. To the best of our knowledge and having made a telephone enquiry of OFTEL (but no further enquiry), (A) no decree or order of OFTEL has been issued against the Company or the Subsidiary and (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against the Company or the Subsidiary before or by OFTEL.

7. To the best of our knowledge, there are no rulemakings or other administrative proceedings pending before OFTEL which are in the public domain (1) which are generally applicable to telecommunications services or the resale thereof and (2) which, if decided adversely to the interests of the Company or the Subsidiary, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

8. The description in the Memorandum of the application of the Sixth VAT Directive of the Council of the EU adopted in l977 (the "VAT Directive") to the provision of telecommunications services within the EU (under the captions "Risks Associated with Imposition of VAT" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Overview - Revenues; Price Declines" ("the VAT Sections")) and the derogations from the VAT Directive issued to each Member State of the EU made by decisions of the Council of the EU on 17 March 1997 ("the Derogations") in relation to such services are accurate in all material respects. We expressly exclude from our opinion any statements made in the VAT Sections concerning the implementation of the VAT Directive and the Derogations under the local laws of any country other than the UK.

This Opinion is subject to the following limitations and qualifications:

1. Save for Paragraph 3 above, we have not examined and we do not express any opinion herein concerning any laws other than laws of the UK.

2. This Opinion is based upon applicable law and facts as of the date hereof. We assume no obligation to update or supplement this Opinion to reflect any facts or circumstances which may hereafter come to our attention.

This Opinion is being furnished to you at the request of the Company by us as special UK and EU telecommunications counsel to the Company and the Subsidiary in connection with the transactions occurring today. This Opinion is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to or relied upon by any other person without our express, written permission. The opinions expressed in this letter are limited to the matters set forth herein and no other opinions should be inferred beyond the matters expressed as stated.

Yours faithfully


BIRD & BIRD

                                                                     EXHIBIT C-4
                                                                     -----------

                                             ECONOPHONE Inc.
                                             60 Hudson Street

                                             NEW YORK, NY 10013
                                             U.S.A.

                                             MORGAN STANLEY & Co. Inc.
                                             1585 Broadway

                                             NEW YORK, NY 10036
                                             U.S.A.

                                        DRAFT

We have acted as Belgian regulatory counsel to Econophone Inc.  And Econophone
Limited.....

We have acted as Belgian regulatory counsel to Econophone, Inc. and Econophone Ltd. This opinion is being delivered pursuant to the Placement Agreement dated June *, 1997 (the "Placement Agreement") between Econophone, Inc. And Morgan Stanley & Co. Incorporated.

For purposes of this opinion letter, we have made such examination of the Belgian Law of 21 March 1991 concerning the reform of certain economic public enterprises ("wet betreffende de hervorming van sommige economische overheidshedrijven"), the Royal Decree of October 28,1996 and the Ministerial Decree of November 25, 1996, as we have deemed necessary for this opinion letter. We have also examined copies of the following:

     1. The declaration of intent to provide certain non-reserved telecommunications services filed by Mr. Arthur FLIEGER, on behalf of ECONOPHONE Inc. (the "company") as its Belgian counsel, on February 23, 1996, as supplemented by letters Mr. A. FLIEGER submitted on behalf of ECONOPHONE Limited on May 24, 1996, and June 20, 1996, with the Belgisch Instituut voor Postdiensten en Telecommunicatie ("B.I.P.T.") (the "Declaration").

     2. The statement of no objection ("geen bezwaar") dated August 8, 1996, from the B.I.P.T. and bearing the registration number NRS/96/1315 relating to the Declaration (the "Registration").

We have not examined or investigated records in any office or branch of the B.I.P.T. or of any other level of the Belgian government. There may be records of matters pending at the B.I.P.T. that were not available for inspection by the public as a matter of law or of administrative practice and that we did not examine.

The Registration issued by the B.I.P.T. and referenced in clause 2 above clarifies that the services that ECONOPHONE Limited is authorized to provide shall be offered to users who constitute among themselves "closed user groups" ("gesloten gebruikersgroepen"), or that those services include certain "added value" ("toegevoegde waarde") features, as those two terms in quotations are interpreted by the B.I.P.T. On basis of the information received from ECONOPHONE Limited's offices we can state that to our knowledge ECONOPHONE Limited offers their service in compliance with the statement of no objection mentioned in clause 2 above.

As used in this opinion letter, the phrase "to our knowledge" means the actual knowledge (that is, the conscious awareness of facts or other information of the offices in the firm who have given substantive attention to representation of the Company in connection with the exploitation of the service.

Based upon, subject to and limited by the foregoing, we are of the opinion that:

     (a) ECONOPHONE Limited is the holder of the Registration of its declaration of intent to provide certain non-reserved telecomunications services. The Registration constitutes the only licence, permit, approval or authorization required to be issued by the B.I.P.T. to permit ECONOPHONE Limited to provide:

               (i) an international service for long distance transmission and signal routing via the public telecommunications network (through the switched network and leased lines), by way of telecommunications processes ("een dienst voor internationale long distance overdracht en routering van signalen over het openbare telecommunicatienetwerk (via het gecommuteerde netwerk en gebuurde hjnen), via telecommunicatieprocedes");

               (ii) a message service consisting of the storage and transmission of voice messages (voice mail), e-mail for texts (e-mail) and fax (econo fax) ("een herichtendienst bestaande uit de opslag en de transmissie van vocale berichten (voice mail), e mail voor tekst (e-gram) en fax (econo fax)");

               (iii) ECONOPHONE Limited - therefore to our knowledge has all licenses required to carry out its business in Belgium as it now operates.

     (b) To our knowledge, there is no proceeding or other administrative action pending or threatened before the B.I.P.T. against the Company or ECONOPHONE Limited to revoke, cancel, rescind, modify, annul, or refuse to renew in the ordinary course the Registration.

     (c) The statements in Econophone, Inc.'s Offering Memorandum dated june 26, 1997 under the caption "Business -- Regulation Belgium", to the extent they summarize or discuss matters of Belgian law, are correct in all material respects.

     (d) The execution and delivery of the Placement Agreement by Econophone, Inc. and the consummation of the transactions contemplated thereby will not violate the Belgian Law of 21 March 1991, the Royal Decree of October 28, 1996, the Ministerial Decree of November 25, 1996, the Declaration or the Registration.

     (e) We confirm herewith that Econophone Limited is a company duly incorporated under Irish law on May 1, 1996 and registered under number 248383. To our knowledge the Econophone Limited complies with all laws and regulations and is a valid and lawfully acting legal entity. Econophone, Inc. Is the owner of Econophone, Inc.

We have not, except as specifically identified above, made any independent review or investigation of factual or other matters, including the organization, existence, good standing, assets, business or affairs of ECONOPHONE Limited. We have assumed the authenticity, accuracy and completeness, including the conformity with the authentic originals of documents submitted to us as reproduced copies, of the foregoing documents, records, certification and statements of fact, on which we are relying, and have made no independent investigations thereof.

Antwerpen, June 26, 1997

ARTHUR FLIEGER

                                                                     EXHIBIT C-5
                                                                     -----------

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
U.S.A.

Econophone Inc.
60 Hudson Street
New York, New York 16013
U.S.A.

Ladies and Gentlemen:

We have acted as special German regulatory counsel to Econophone Inc. ("Econophone" or the "Company") in connection with its issuance and sale of 155,000 units pursuant to a Placement Agreement dated June 26, 1997 (the "Placement Agreement") between Econophone and Morgan Stanley & Co. Incorporated.

Capitalized teens used herein without definition are used as defined in the Placement Agreement.

                                          I.

1. In connection with this opinion, we have examined and relied upon (i) the description attached hereto as Annex of the telecommunications services being provided in Germany by the Company; (ii) a copy of the Company's notification to the Federal Office of Posts and Telecommunications dated June 12 1997; (iii) Econophone's Offering Memorandum

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


     dated June 26, 1997 related to the offering of the Units and (iv) the Placement Agreement.

2. In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of copies and the authenticity of the originals of such copies. We have also assumed, with your consent and without undertaking, or having any duty to undertake, an independent investigation, that the representations, warranties and statements as to factual matters made in the Placement Agreement by the Company are true and correct. We have not independently verified the manner in which telecommunications services are provided within Germany by the Company and by Econophone GmbH (the "Subsidiary"), NOR HAVE WE INDEPENDENTLY VERIFIED THAT THE DESCRIPTIONS IN THE OFFERING MEMORANDUM OF THE MANNER IN WHICH TELECOMMUNICATIONS SERVICES ARE PROVIDED IN GERMANY BY THE COMPANY AND BY THE SUBSIDIARY IS TRUE AND CORRECT, but have assumed the accuracy of the description thereof attached hereto as Annex. Moreover, we are not qualified to render any opinion concerning the engineering or technical aspects of the provision of telecommunications services. When, in this opinion, we have used the phrase "to the best of our knowledge", we have not made any independent investigation of the applicable facts, but have relied, to the extent we deemed proper, on the representations, warranties and statements as to factual matters made by the Company in the Placement Agreement or in certificates of officers or other

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


     representatives of the Company and the Subsidiary and on inquires of appropriate officers of the Company and are not aware of any facts inconsistent therewith.

3. This opinion is given with respect to the laws of Germany as currently in force and effect and we do not pass upon nor do we express any opinion in respect of those matters governed by or construed in accordance with any laws other than those of Germany. Based upon the foregoing, it is our opinion that:

                                         II.

          1. The description in the Offering Memorandum of matters in connection with the German Telecommunications Act of 25 July 1996 (the "German Telecommunications Act") and the statements in the Offering Memorandum discussing matters related to the German Telecommuncations Act, including, without limitation, those under the caption "Business-Regulation-Germany", are accurate in all material respects regarding the German Telecommunications Act and fairly summarize all matters described therein;

          2. The Company has duly filed a notification as a telecommunications service provider to the Bundesamt fur Post und Telekommunikation on June 12, 1997;

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


          3. (A) The execution and delivery of the Placement Agreement by the Company, and the consummation of the transactions (including, without limitation, issuance of the Units and the underlying Notes and Warrants and execution of the Indenture, the Warrant Agreement and the Registration Rights Agreement) contemplated thereby do not violate (1) the German Telecommunications Act, (2) any rules or regulations promulgated under the German Telecommunications Act applicable to the Company and its subsidiaries and (3) to the best of our knowledge after due inquiry, any telecommunications related decree from any German court, and (B) no authorization of or filing with the Federal Ministry of Posts and Telecommunications is necessary for the execution and delivery of the Placement Agreement by the Company and the consummation of the transactions (including, without limitation, issuance of the Units and the underlying Notes and Warrants and execution of the Indenture, the Warrant Agreement and the Registration Rights Agreement) contemplated thereby in accordance with the terms thereof;

          4. (A) To the best of our knowledge, each of the Company and its subsidiaries has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from the Federal Ministry of Posts and Telecommunications necessary under the German Telecomunications Act

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


               to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum; and (B) to the best of our knowledge after due inquiry, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certicates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

          5. To the best of our knowledge after due inquiry, (A) each of the Company and its subsidiaries is conducting its business in accordance with the notification filed with the Federal Office of Posts and Telecommunications on June 12, 1997 listed in Paragraph
               I.1. above and (B) neither the Company nor any of its subsidiaries is in violation of or in default under the German Telecommunications Act or the rules or regulations of the Federal Ministry of Posts and Telecommunications, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


          6. To the best of our knowledge after due inquiry, (A) no decree or order of the Federal Ministry of Posts and Telecommunications has been issued against the Company or any of its subsidiaries; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show casue has been issued, against the Company or any of its subsidiaries before or by the Federal Ministry of Posts and Telecommunication and (C) there are no rulemakings or other administrative proceedings pending before the Federal Ministry of Posts and Telecommunications, (i) which are generally applicable to telecommunications services or the resale thereof and (ii) which, if decided adversely to the interest of the Company or its subsidiaries, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               This opinion is addressed to you solely. This opinion is solely for your own benefit, and except with our prior written permission, it is not to be transmitted to or discussed with or used or relied upon by any other person.


          [Signature]

                                                                 DRAFT
                                                ANNEX TO LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


               CUSTOMER SERVICES PROVIDED BY ECONOPHONE INC. IN GERMANY

Econophone's customers in Germany currently subscribe to one or three services:

                                   I.  CALLING CARD

This service allows a subscriber to dial an international toll free number in Germany. The call is routed to an Econophone switch in the United States or the United Kingdom where the caller is prompted to enter an account number. When the account number is verified by the computer, the caller is prompted to enter a destination number anywhere in the world. This travel card service is currently available from over 40 countries worldwide, including Germany.

                                   II.  DEBIT CARD

This service is offered to tourists or people who do not have an account with Econophone. The card can be purchased in various nominations, such as DM 20.00, DM 50.00, DM 100.00. The caller dials the international toll free number from the back of the card. The call is routed to a switch in the United States or the United Kingdom. The caller is prompted to enter the code from the back of the card. After the code and the destination numbers are entered, the computer checks the balance left on the card for that destination (because different countries will have different tariffs) and then notifies the caller how long he can talk to this particular destination. When the time limit is reached, the caller is notified that 30 seconds are remaining on the card, after which the call is disconnected by the computer.

                                                                 DRAFT
                                                         LEGAL OPINION
                                                               GERMANY

                                                                     1 JULY 1997


                                III.  VOICE TRANSPORT

              Econophone has also deployed a transport node in Hamburg.

This node acts as a transfer point for calls out of Hamburg. Econophone has not deployed a switch in Germany and does not perform any switching functions in Germany. Rather, when a customer dials a local number in Hamburg, the call is transported via leased line to the Econophone switching center in London, England. The caller then enters an identification code after a prompt and once the code is verified, the customer will be allowed to terminate the call on the Econophone network.

Currently all of Econophone's voice traffic generated in Germany is transported to Econo-phone switching centres in London and New York and switch from there.

                                                                           DRAFT


Joachim Scherer
Doser Amereller Noack/
Baker & McKenzie
BethmannstraBe 50-54

60311 Frankfurt am Main                                             July 1, 1997
                                                                        JS/TB/gb

ECONOPHONE SERVICES IN GERMANY

Dear Mr. Scherer:

In conjunction with the legal opinion to be provided by Doser Amereller Noack/Baker & McKenzie on regulatory aspects, under German telecommunications law, of the services provided by Econophone Inc. in Germany we hereby confirm the following:

1. (A) Each of the Company and its subsidiaries has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from the Federal Ministry of Posts and Telecommunications necessary under the German Telecommunications Act to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum; and (B) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection or any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                                                                           DRAFT


2. (A) Each of the Company and its subsidiaries is conducting its business in accordance with the notification filed to the Federal Office of Posts and Telecommunications on June 12, 1997 and (B) neither the Company nor any of its subsidiaries is in violation of or in default under the German Telecommunications Act or the rules or regulations of the Federal Ministry of Posts and Telecommunications, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

3. (A) No decree or order of the Federal Ministry of Posts and Telecommunications has been issued against the Company or any of its subsidiaries; (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against the Company or any of its subsidiaries before or by the Federal Ministry of Posts and Telecommunications and (C) there are no rulemakings or other administrative proceedings pending before the Federal Ministry of Posts and Telecommunications, (i) which are generally applicable to telecommunications services or the resale thereof and (ii) which, if decided adversely to the interest of the Company or its subsidiaries, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

4. The services described in the Annex to the Legal Opinion dated 19 June 1997 correctly describe all the services which Econophone Inc. is currently offering in Germany.

(Signature)
(Econophone Inc.)

                                                                     EXHIBIT C-6
                                                                     -----------

                                     July 1, 1997

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
U.S.A.

Econophone, Inc.
60 Hudson Street
New York, NY 10013
U.S.A.

          RE:  ECONOPHONE, INC.

Ladies and Gentlemen,

          We have acted as special French legal counsel to Econophone, Inc. (the "Company"), a New York corporation, in connection with the Placement Agreement between the Company and Morgan Stanley & Co. Incorporated, dated June 16, 1997 (the "Placement Agreement") and the Company's Offering Memorandum, dated June 26, 1997 (the "Offering Memorandum"), concerning the private placement of Units by the Company.

          This opinion is rendered to you pursuant to Section 4 (e) of the Placement Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Placement Agreement.

          In connection with this opinion, we have assumed without investigation or inquiry the conformity with originals of all documents submitted to us as copies and the genuineness of all signatures.

          We do not act as regular counsel to the Company, nor have we participated in the negotiations related to the above-described transactions, except for general advice to the Company only for the purposes of rendering this opinion, and w have no independent knowledge of facts related thereto. As to questions of fact material to our opinion, we have relied exclusively upon the representations and warranties contained in the Placement Agreement and the description of the properties, assets and business of the Company contained in the Offering Memorandum.

          We have investigated such questions of French law for the purposes of rendering this opinion as we have deemed necessary. In addition, we have received oral advice from the competent French regulatory authorities concerning their interpretation and application of the law. We are members of the Bar of Paris, and, accordingly, do not express any opinion herein concerning any laws other than the laws of the French Republic in effect on the date hereof as interpreted and applied by competent judicial and administrative authorities.

          On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth herein, we are of the opinion that:

     1. the descriptions in the Offering Memorandum under the caption "Business - Regulation - France" of current French regulatory practices and current French statutes relating to telecommunications, and the respective rules and regulations promulgated thereunder (collectively, the "French Communications Law"), including, without limitation, the CODE DES POSTES ET TELECOMMUNICATIONS (the "Code") are accurate in all material respects;

     2. the Company has not yet applied for any licenses to provide telecommunications services in France; however, the Company may apply to the French Ministry of Industry, Post and Telecommunications (the "Ministry") for an authorization under Article L. 34-1 of the Code relating to the supply of telecommunications services in France;

     3. the private placement of the Units pursuant to the Placement Agreement does not create a right on the part of the Ministry under the Code to withdraw or deny licenses or authorizations required under such Code;

     4. no authorization of or filing with the Ministry is necessary for the execution and delivery of the Placement Agreement by the Company and the consummation of the transactions contemplated thereby in accordance with the terms thereof;

     5. the Company does not require any license or authorizations form the Ministry to provide the following services in France: prepaid calling card services utilizing international toll free access, data transmission services offered to the public and telecommunications services utilizing local dial-up access offered to closed user groups through duly authorized networks.

          This opinion is rendered only to you and is solely for your benefit in connection with the placement of the Units. This opinion may not be relied upon by you for any other purpose, or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                             Very truly yours,


                                             Salans, Hertzfeld & Heilbronn